UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2021

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6551 Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487
(Address of Principal Executive Office) (Zip Code)

(561) 998-2232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCRN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.

On November 18, 2021, Cross Country Healthcare, Inc. (the “Company”) entered into that certain First Incremental Amendment to Term Loan Credit Agreement (the “First Amendment”), by and among the Company, the Guarantors (as defined therein), the Lenders (as defined therein), and Wilmington Trust, National Association, as administrative agent and collateral agent, to amend certain terms of the Term Loan Credit Agreement (the “Term Loan Credit Agreement”), dated as of June 8, 2021. Pursuant to the First Amendment, the Lenders agreed to provide to the Company an incremental term loan in an aggregate amount equal to $75,000,000 (the “Term Loan”). Additionally, the First Amendment increased the aggregate amount of all Increases (as defined in the Term Loan Credit Agreement) to be no greater than $115,000,000. All other terms, conditions, covenants, and pricing of the Term Loan Credit Agreement remain the same. In conjunction with the First Amendment, Wells Fargo Bank, National Association, as First Lien Agent, and Wilmington Trust, National Association, as Second Lien Agent, entered into that certain First Amendment to Intercreditor Agreement, effective as of November 18, 2021, to amend the Intercreditor Agreement, dated as of June 8, 2018, which sets forth the lien priority, relative rights, and other creditors’ rights issues in respect of the collateral lenders.

In connection with the Term Loan, on November 18, 2021, the Company also entered into Amendment No. 4 to ABL Credit Agreement (“ABL Amendment No. 4”), which amends that certain ABL Credit Agreement, dated October 25, 2019, by and among the Company and certain of its domestic subsidiaries as borrowers, certain of its domestic subsidiaries as guarantors, the Lenders (as defined therein), and Wells Fargo Bank, National Association as agent, as amended by Amendment No. 1 to ABL Credit Agreement, dated June 30, 2020, Amendment No. 2 to ABL Credit Agreement, dated March 8, 2021, and Amendment No. 3 to ABL Credit Agreement, dated as of June 8, 2021 (the “ABL Credit Agreement”). Pursuant to ABL Amendment No. 4, the Permitted Indebtedness (as defined in the ABL Credit Agreement) arising pursuant to the Term Loan Agreement (as defined in the ABL Credit Agreement) was increased to $175,000,000.

The foregoing summaries of the First Amendment and ABL Amendment No. 4 do not purport to be complete and are qualified in their entireties by reference to the full texts of the First Amendment and ABL Amendment No. 4 that are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

 Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a  Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01   Financial Statements and Exhibits.

(d)                  Exhibits

Exhibit	Description

10.1
First Incremental Amendment to Term Loan Credit Agreement, by and among Cross Country Healthcare, Inc., the Guarantors (as defined therein), the Lenders (as defined therein), and Wilmington Trust, National Association, dated November 18, 2021

10.2
Amendment No. 4 to ABL Credit Agreement, by and among Cross Country Healthcare, Inc. and certain of its domestic subsidiaries as borrowers, certain of its domestic subsidiaries as guarantors, the Lenders (as defined therein), and Wells Fargo Bank, National Association as agent dated November 18, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated:	November 19, 2021	By:	/s/ William J. Burns
William J. Burns
Executive Vice President & Chief Financial Officer